Events after the Reporting Period	12 Months Ended
Dec. 31, 2024
Events After Reporting Period [Abstract]
Events after the Reporting Period	Events after the reporting period
The following events regarding the Telefónica Group took place between December 31, 2024 and the date of authorization for issue of the accompanying consolidated financial statements:
•On January 10, 2025, Telefónica Germany GmbH & Co. OHG completed the early termination of its 750 million euros sustainability-linked syndicated credit facility signed on December 17, 2019 and originally scheduled to mature in 2026.
•On January 13, 2025, Telefónica, S.A. signed an extension with respect to its sustainability-linked syndicated credit facility for up to 5,500 million euros for an additional year (extending the maturity date to January 13, 2030). Additionally, Telefónica signed 2 extension options for 1 additional year each, permitting Telefónica, S.A.,to extend the maturity date of the credit facility to January 13, 2032.
•On January 15, 2025, Telefónica, S.A. signed a bilateral loan in the amount of 125 million euros maturing on January 15, 2035. As of the date, there was no outstanding amount under this bilateral loan.
•On January 16, 2025, Telefónica, S.A. through its wholly-owned subsidiary Telefónica Emisiones, S.A.U., launched in the Euro market under its EMTN Programme an issuance of Notes guaranteed by Telefónica, S.A. in a principal amount of 1,000 million euros. This issue, due on January 23, 2034, pays an annual coupon of 3.724% and was issued at par. The settlement of the issuance took place on January 23, 2025.
•On January 17, 2025, Telefónica Emisiones, S.A.U. redeemed 1,250 million euros of its notes issued on January 17, 2017. These notes were guaranteed by Telefónica, S.A.
•On January 18, 2025, Telefónica, S.A. in view of its new shareholding structure and that some of its relevant shareholders expressed the convenience of embarking on a new stage in the executive chairmanship, Telefónica’s Board of Directors, which met on the aforementioned date to assess the situation, under the chairmanship of Mr. José María Álvarez-Pallete, adopted, following a favorable report from the Nominating, Compensation and Corporate Governance Committee, the following resolutions:
◦ To agree on the orderly renewal of the Company's chairmanship, in order to adapt it to its new shareholding structure.
◦To approve the termination of the contract signed with Mr. José María Álvarez-Pallete as Executive Chairman of Telefónica’s Board of Directors, and to request from him, in accordance with the provisions of Article 12.2.a) of the Regulations of the Board of Directors, his resignation from his position as Director. Mr. Álvarez-Pallete, in response to said request, tendered his resignation as a Director, which was accepted by the Board of Directors.
◦In order to guarantee an adequate replacement in the executive chairmanship of the Company, to approve the appointment by co-optation of Mr. Marc Thomas Murtra Millar, as Executive Director of the Company, also appointing him as Executive Chairman of the Board of Directors and delegating to him all the powers that may be delegated by the Board of Directors, to be exercised jointly and severally. Mr. Murtra accepted his appointment as Executive Chairman of Telefónica, on this same date.
•On January 29, 2025, the Board of Directors of Telefónica, S.A., resolved with the abstention of the Executive Directors and upon proposal of the Nominating, Compensation and Corporate Governance Committee, to appoint Mr. Peter Löscher as Lead Independent Director. On the same date, the Audit and Control Committee resolved to appoint the Independent Director Ms. María Luisa García Blanco as Chairwoman of that Committee.
•On February 14, 2025 the Board of Directors of Telefónica del Perú, S.A.A. (“Telefónica del Perú”), with the aim of achieving an orderly restructuring of the liabilities of said company, resolved to invoke the Ordinary Insolvency Procedure, established under the Peruvian law (Ley General del Sistema Concursal) with respect to Telefónica del Perú. The invocation of said insolvency procedure is focused on the financial and operational restructuring within the framework of the applicable insolvency law. Thus, the protection of the insolvency framework, established by the Ley General del Sistema Concursal, will allow Telefónica del Perú for an orderly restructuring of liabilities with the arrangement of its creditors. In order to facilitate the invocation of the Ordinary Insolvency Procedure, Telefónica Hispanoamérica has granted a credit facility of up to 1,549 million Peruvian soles (approximately 394 million euros at an estimated average rate of 3.93 Peruvian soles per euro), subject to strict conditionality and with a maturity of 18 months, to meet exclusively operational cash requirements of Telefónica del Perú. The financial situation of Telefónica del Perú has been very negatively affected by tax contingencies that are more than 20 years old (see Note 25), as well as by administrative decisions that have placed the company in a competitive disadvantage within a particularly challenging market environment. In relation to the abovementioned tax contingencies, Telefónica is currently in arbitration before the International Centre for Settlement of Investment Disputes (ICSID)(see Note 29.a). As previously informed to the market, Telefónica reiterated that Telefónica del Perú’s liabilities are not guaranteed by any other company of the Telefónica Group. Telefónica will continue to explore strategic alternatives with regard to its investment in Telefónica del Perú.
•On February 24, 2025, Telefónica's subsidiary TLH Holdco, S.L.U., a company 100% owned by Telefónica, sold all the shares that it held in Telefónica Móviles Argentina, S.A. representing 99.999625% of its share capital and of the entire share capital of its operations in Argentina to Telecom Argentina S.A. The total price for 100% of the shares transferred amounts to 1,245 million U.S. dollars (approximately 1,189 million euros at the date of the transaction). The signing and closing of the transaction took place simultaneously.
The carrying amount of Telefónica Móviles Argentina's net assets as of December 31, 2024 amounted to 1,175 million euros (see Note 2).
As a result of the transaction, the Group will reclassify to 2025 results the accumulated negative translation differences corresponding to Telefónica Móviles Argentina, which as of December 31, 2024 amounted to 1,107 million euros (Note 17.f).